UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2019 (April 8, 2019)

OROPLATA RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
930 Tahoe Blvd., Suite 802-16 Incline Village, NV 89451
(Address of principal executive offices)
Tel: (775) 473-4744
(Registrant’s Telephone Number)

Not Applicable
(Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2019, the Company entered into an amendment to the executive employment agreement (the “Employment Agreement”), of Douglas Cole, agreeing to extend the term of the Employment Agreement for two additional years. The terms of the Employment Agreement were reported previously by the Company in a Current Report on Form 8-K dated January 5, 2018.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description
99.1	Amendment to Employment Agreement, April 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OROPLATA RESOURCES, INC
Date: April 10, 2019
/s/ Douglas Cole
Douglas Cole
Chief Executive Officer